UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 20, 2016 (May 18, 2016)

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North Minneapolis, MN	55428
(Address of principal executive offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously announced, on January 14, 2016, MOCON, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Initial Agreement”) with Volatile Analysis Corporation (“VAC”) pursuant to which the Company agreed to sell to VAC the assets exclusively used in its business of providing equipment and analytical chemistry services and related formulation, product development, and consulting services, primarily focused on identification of odors and aromas. This business was conducted from the Company’s Round Rock, Texas facility and was formerly conducted under the “Microanalytics” name. Under the terms of the Initial Agreement, VAC was to pay to the Company an aggregate purchase price of $1.3 million in a combination of cash and a promissory note.

On May 18, 2016, MOCON and VAC entered into an Amended and Restated Asset Purchase Agreement (the “Amended Agreement”) pursuant to which the terms of the Initial Agreement were changed to provide for the payment of the aggregate purchase price of $1.3 million in a combination of cash and two promissory notes. Upon the execution of the Amended Agreement, the transaction contemplated in Amended Agreement was completed and the Initial Agreement was terminated.

In connection with VAC’s purchase of the assets of MOCON described above, (i) VAC employed and engaged each of MOCON’s three employees and two independent contractors who were dedicated to the sold business and (ii) VAC assumed the Company’s obligations under the lease for the facility in Round Rock, Texas.

The foregoing description of the Amended Agreement is a general description only, does not purport to be a complete description of all terms of the Amended Agreement.

Item 1.01     Entry into a Material Definitive Agreement.

The information contained in the Introductory Note above is incorporated herein by reference.

Item 1.02.     Termination of a Material Definitive Agreement.

The information contained in the Introductory Note above is incorporated herein by reference.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note above is incorporated herein by reference.

Item 7.01      Regulation FD Disclosure

On May 20, 2016, the Company issued a press release announcing the completion of the sale of the assets associated with consulting services business formerly conducted under the Microanalytics name. A copy of the press release is attached to this report as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and the Exhibit attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

(c)     Exhibits.

Exhibit No.	Description
99.1	Press Release issued May 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOCON, INC.

Dated: May 20, 2016	By:	/s/	Elissa Lindsoe
Elissa Lindsoe
Chief Financial Officer,
Treasurer and Secretary

MOCON, INC.

CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Press Release issued May 20, 2016	Furnished herewith